UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

UNEEQO, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54977	47-5008208
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

123 W. Nye Lane, Suite 129, Carson City, NV	89706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 208-1902

Kore Resources, Inc.

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 16, 2016, Kore Resources, Inc., Nevada corporation (the “Company”), changed its name to UNEEQO, Inc. The name change was effected through a parent/subsidiary short-form merger of the Company and its wholly-owned subsidiary, UNEEQO, Inc., a Nevada (the “Subsidiary”), under Section 92A.180 of the Nevada Revised Statutes (“NRS”). Pursuant to an Agreement of Merger, dated April 22, 2016 (the “Merger Agreement”), between the Company and the Subsidiary, effective May 16, 2016, the Subsidiary merged with and into the Company and ceased to exist (the “Merger”). The Company was the surviving entity and adopted the Subsidiary’s name in the Merger.

To effectuate the Merger, the Company filed Articles of Merger and the Merger Agreement with the Nevada Secretary of State on April 27, 2016. Copies of the Articles of Merger and Merger Agreement are filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated by reference herein.

The Merger was approved by the boards of directors of the Company and the Subsidiary on April 22, 2016. In accordance with NRS Section 92A.180, stockholder approval was not required.

The corporate action will be announced by FINRA on May 26, 2016 and the name change and the symbol change of the Company’s common stock to “UNEQ” will take effect at the open of business on May 27, 2016.

The Company’s common stock CUSIP number has been changed to 904515103. Stock certificates which reflect the Company’s prior corporate name will continue to be valid. Certificates reflecting the Company’s new name will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent, Action Stock Transfer, located at 2469 E. Fort Union Blvd., Suite 214, Salt Lake City, UT 84121.

Other than changing the Company’s name as a result of the Merger, there were no other changes to the Company’s Articles of Incorporation. The Merger does not affect the rights of the Company’s security holders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description:

3.1	Articles of Merger, as filed with the Secretary of State of the State of Nevada on April 27, 2016 and effective on May 16, 2016

3.2	Agreement of Merger, dated April 22, 2016, between Kore Resources, Inc. and UNEEQO, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE RESOURCES, INC.

Dated: May 25, 2016	By:	/s/ Barend C. Greyling
Barend C. Greyling
Chief Executive Officer, President, Secretary & Treasurer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)